Page 1 of 10 DESIGNEE TRANSFER AGREEMENT THIS DESIGNEE TRANSFER AGREEMENT (the "Agreement") is made and entered into on this 22th day of July 2025 (the "Effective Date") BETWEEN: (1) PALLADIUM HOLDINGS LTD., a company duly incorporated and existing under the laws of Israel (Registration No. 515227379), having its registered office at 39 Ussishkin Street, Suite 2, Jerusalem, Israel 9246313 (hereinafter referred to as "Palladium"); and (2) SADOT LLC., a company duly incorporated and existing under the laws of the State of Delaware, United States of America, having its registered office at 251 Little Falls Drive, Wilmington, DE 19808, United States of America (hereinafter referred to as "Sadot"). (Palladium and Sadot shall hereinafter be collectively referred to as the "Parties" and individually as a "Party".) RECITALS WHEREAS: (A) PT Bomas Powerindo ("Bomas"), the registered owner of 3,750 (three thousand seven hundred and fifty) class B shares of PT Green Bomas Indonesia (the "Target Company"), a limited liability company organized and existing under the laws of the Republic of Indonesia (the "Shares"), and Aavish Inc. Pte. Ltd. ("Aavish") have entered into the Conditional Shares Sale and Purchase Agreement dated 26 October 2024 (the "CSPA"). (B) Pursuant to Article 2.1 of the CSPA, Bomas has agreed to sell, assign, convey and transfer any and all rights, title and interest in the Shares, free and clear of any encumbrance, and Aavish or its designee has agreed to purchase, acquire, and accept all of the Shares from Bomas free and clear of any encumbrance on the closing date of the CSPA. (C) Aavish has appointed Palladium as its designee for the right to receive transfer of all rights, title and interest in the Shares based on Article 2.1 of the CSPA (the "Right to Transfer") through a Designee Transfer Agreement dated 31 January 2025 (the "Palladium Designee Agreement"). (D) Pursuant to Article 1 paragraph (i) of the Palladium Designee Agreement, Palladium has been granted the authority to assign or delegate its rights and obligations under the Palladium Designee Agreement to any third party or parties qualified to hold and own the Shares. (E) Palladium has agreed to assign and transfer its rights and obligations under the Palladium Designee Agreement to Sadot on the terms and conditions set out in this Agreement. NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1. APPOINTMENT OF SADOT AS THE DESIGNEE With effect from the Effective Date of this Agreement: 1.1. Palladium hereby irrevocably and unconditionally appoints Sadot as its designee in relation to the Shares to be purchased and assigned pursuant to the CSPA and the Palladium Designee Agreement, and Sadot hereby accepts such appointment.

Page 2 of 10 1.2. Sadot shall have the authority, at its sole and absolute discretion, to assign or delegate its rights and obligations under this designation to any third party or parties qualified to hold and own the Shares in accordance with applicable laws and regulations, provided that such assignment or delegation occurs prior to the events specified in Article 1(v) below. 1.3. This designation expressly and explicitly includes Sadot's absolute right to be recognized as the registered shareholder of the Target Company. Such recognition shall be reflected in all relevant shareholders' resolutions, the deed of share transfer, the Articles of Association (AOA) of the Target Company, and any other corporate documentation of the Target Company that may be necessary or desirable to effect and perfect such recognition. 1.4. For the avoidance of doubt, this designation and the associated rights shall not be interpreted or deemed as an assignment of the CSPA as governed by Article 12 of the CSPA. This provision is intended solely to outline the specific rights and responsibilities of Sadot as the Designee without affecting or modifying the terms and conditions of the CSPA. 1.5. Upon the earlier of (i) the issuance of the notarial deed by a notary in Indonesia confirming Sadot as a shareholder of the Target Company, and (ii) the notification of changes to the composition of shareholders by Indonesia's Minister of Law and Human Rights confirming Sadot as a shareholder of the Target Company, Sadot shall no longer have the authority to assign or delegate its rights and obligations under this designation to any third party, unless otherwise agreed in writing by the Parties. 2. CHANGE OF THE DESIGNEE Subject to the terms and conditions of this Agreement, Sadot, as the Designee, shall be entitled to transfer the Right to Transfer to another designee, including the rights specified in Article 1 of this Agreement. Such transfer must be completed prior to the earlier of (i) the notarization of the shareholder composition change in the Target Company, and (ii) the notification from Indonesia's Minister of Law and Human Rights regarding such change. Palladium hereby provides its advance consent to any such transfer by Sadot, provided that: 2.1. Sadot provides Palladium with at least 5 (five) business days' prior written notice of such transfer; 2.2. The transferee provides written confirmation to Palladium of its assumption of all of Sadot's obligations under this Agreement; and 2.3. Sadot shall remain jointly and severally liable with the transferee for all obligations under this Agreement that arose prior to the date of transfer. 3. REPLACEMENT PURCHASE PRICE AND PURCHASE CONDITIONS For the purpose of this Agreement, the Parties agree that Sadot shall fulfill the conditions and commercial terms outlined in Schedule I of this Agreement, including but not limited to transferring the specified amount of money to Palladium as the replacement purchase price for the Shares. Time shall be of the essence in respect of Sadot's payment obligations under this Agreement. Palladium hereby acknowledges and agrees that upon Sadot's full payment of the replacement purchase price in accordance with Schedule I, Sadot shall have fully satisfied all payment obligations in relation to the acquisition of the Shares. 4. IMPLEMENTATION OF SHARES TRANSFER In connection with the implementation of the transfer of Shares under the CSPA:

Page 3 of 10 4.1. The Parties shall undertake all necessary and appropriate actions to facilitate such implementation. These actions shall include, but not be limited to: 4.1.1. providing notification to Bomas and/or the Target Company regarding the transfer; 4.1.2. executing any documents deemed relevant or necessary to ensure the effective transfer and compliance with applicable laws and regulations; 4.1.3. obtaining all necessary governmental and regulatory approvals, consents, or clearances; and 4.1.4. providing all necessary assistance to ensure that Sadot is duly registered as the legal and beneficial owner of the Shares in the Target Company's share register and with all relevant governmental and regulatory authorities. 4.2. Palladium shall use its best endeavours to procure that Aavish shall, and shall itself, provide all necessary assistance and execute all required documents to give full effect to Sadot's rights under this Agreement. 4.3. The Parties acknowledge that the Target Company is incorporated under the laws of the Republic of Indonesia and that the transfer of the Shares may be subject to specific Indonesian regulatory requirements. The Parties agree to promptly take all actions and execute all documents as may be required to comply with all applicable Indonesian laws, regulations, and administrative requirements, including but not limited to any requirements of the Indonesian Investment Coordinating Board (BKPM), the Ministry of Law and Human Rights, the Financial Services Authority (OJK), Bank Indonesia, and any other relevant Indonesian governmental or regulatory authority. Palladium shall provide all necessary assistance, information, and documentation to enable Sadot to comply with such requirements. Each Party shall bear its own costs associated with such compliance, except that Palladium shall reimburse Sadot for any filing fees, charges, or other out-of-pocket expenses incurred by Sadot in connection with such compliance. 4.4. Palladium hereby represents and warrants that it has disclosed to Sadot all material information in its possession or control relating to the Target Company, the Shares, the CSPA, and the Palladium Designee Agreement. 4.5. The Parties shall cooperate in good faith to ensure the smooth and efficient execution of all steps required for the proper implementation of the transfer of Shares. 4.6. Palladium shall indemnify and hold harmless Sadot against any and all claims, demands, actions, proceedings, liabilities, losses, damages, costs and expenses (including reasonable legal fees) that Sadot may suffer or incur as a result of or in connection with (i) any breach by Palladium of its obligations under this Agreement, or (ii) any undisclosed encumbrance or third- party right in respect of the Shares. 5. REPRESENTATIONS AND WARRANTIES Each Party hereby represents and warrants to the other Party as follows: 5.1. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; 5.2. It has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder; 5.3. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

Page 4 of 10 5.4. This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; 5.5. The execution, delivery and performance of this Agreement do not and will not (i) violate any provision of its organizational documents, (ii) violate any law, rule, regulation, judgment, order or decree applicable to it, (iii) conflict with, result in a breach of or constitute a default under any material agreement to which it is a party or by which it is bound, or (iv) require any consent, approval, permit, license, or other authorization from any governmental authority or third party; 5.6. There is no litigation, proceeding or investigation pending or, to its knowledge, threatened against it that could adversely affect its ability to perform its obligations under this Agreement; and 5.7. It is not insolvent, has not proposed any arrangement with its creditors, has not had any petition for a bankruptcy or winding-up order filed against it, and has not had a receiver or administrator appointed over all or any part of its assets. 6. PALLADIUM'S ADDITIONAL REPRESENTATIONS AND WARRANTIES Palladium further represents and warrants to Sadot as follows: 6.1. Palladium has been duly appointed as Aavish's designee under the Palladium Designee Agreement; 6.2. The Palladium Designee Agreement is in full force and effect and has not been modified, amended, or terminated; 6.3. Palladium has the full right, power and authority to assign and transfer to Sadot the Right to Transfer and all other rights granted to Palladium under the Palladium Designee Agreement; 6.4. The Right to Transfer is free and clear of any encumbrances, charges, liens, security interests, or other restrictions; 6.5. There are no proceedings or investigations pending or, to Palladium's knowledge, threatened that may adversely affect the validity of the Right to Transfer or Palladium's ability to assign such rights to Sadot; 6.6. No consent, approval, or authorization of any third party is required for the valid assignment of the Right to Transfer to Sadot, other than those that have been obtained; 6.7. To Palladium's knowledge, the Shares to be acquired are free and clear of any encumbrances, charges, liens, security interests, or other restrictions; 6.8. Palladium has disclosed to Sadot all material information in its possession regarding the Target Company and the Shares; and 6.9. Palladium has not previously assigned, transferred, or encumbered the Right to Transfer or any of its rights under the Palladium Designee Agreement. 7. AMENDMENT No amendment, modification or waiver of any provision of this Agreement shall be effective unless made in writing and signed by both Parties. Any such amendment, modification or waiver shall be binding on both Parties. 8. GOVERNING LAW

Page 5 of 10 This Agreement shall be governed by and construed in accordance with the laws of England and Wales, without giving effect to any choice of law or conflict of law provisions. 9. DISPUTE RESOLUTION 9.1. The Parties shall attempt in good faith to resolve any dispute, controversy or claim arising out of or relating to this Agreement, including any question regarding its existence, validity, interpretation, breach or termination (a "Dispute"), by negotiation between executives of the Parties who have authority to settle the Dispute, which negotiation shall be held within 30 (thirty) calendar days after written notice by one Party to the other Party of the occurrence of such Dispute. 9.2. If the Dispute is not resolved through negotiation within the 30-day period referred to in Article 9(i), such Dispute shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre ("SIAC") in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("SIAC Rules") for the time being in force, which rules are deemed to be incorporated by reference in this Article. 9.3. The seat of the arbitration shall be Singapore. 9.4. The Tribunal shall consist of one (1) arbitrator appointed in accordance with the SIAC Rules. 9.5. The language of the arbitration shall be English. 9.6. The Parties agree that any arbitral award shall be final and binding upon the Parties, and that the Parties shall carry out such award without delay. Judgment upon any arbitral award may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. 9.7. The Parties further agree that the arbitration shall be conducted in a confidential manner. All documents, testimony and records shall be received, heard and maintained by the arbitrator in confidence, available for inspection only by the arbitrator and the Parties and their respective attorneys and expert witnesses who shall agree in advance and in writing to receive all such information confidentially and to maintain such information in confidence. 9.8. Each Party shall bear its own costs and expenses (including legal fees) in connection with the arbitration; provided, however, that the arbitrator may award to the prevailing Party costs and expenses (including legal fees) in connection with the arbitration if the arbitrator expressly determines that the other Party's position in the arbitration was frivolous or was brought or maintained in bad faith. 9.9. The Parties agree that the arbitrator shall have the power to award any remedy or relief that a court of competent jurisdiction could order or grant, including, without limitation, specific performance of any obligation created under this Agreement, the issuance of an injunction, or the imposition of sanctions for abuse or frustration of the arbitration process. 9.10. Notwithstanding the foregoing, either Party may seek interim or provisional relief, including but not limited to injunctive relief, in any court of competent jurisdiction before, during or after the pendency of any arbitration proceeding. The exercise of such interim remedies shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate. 10. NOTICES 10.1. Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given when (i) delivered by hand, (ii) sent by email (with confirmation of transmission), (iii) sent by confirmed facsimile, or (iv) received by

Page 6 of 10 the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and email addresses set forth below: If to Palladium: Palladium Holdings Ltd. Address: 39 Ussishkin Street, Suite 2, Jerusalem, Israel 9246313 Attention: Pirhiya N. Heiman Email: act@palladiumholding.com Telephone: +972-54-664-7769 If to Sadot: Sadot LLC. Address: 251 Little Falls Drive, Wilmington, DE 19808, United States of America Attention: Benjamin Petel Email: bp@sadotagri.com Telephone: +972-50-594-3523 10.2. A Party may change its address for the purpose of notices under this Agreement by giving the other Party written notice of a new address in the manner set forth above. 10.3. Any notice or other communication shall be deemed to be given (i) on the date of delivery if delivered personally, (ii) on the date of transmission if sent by email or facsimile, (iii) on the date of confirmed delivery if sent by a nationally recognized overnight delivery service, or (iv) on the fifth business day following the date of mailing if sent by certified or registered mail, return receipt requested, postage prepaid. 11. CONFIDENTIALITY 11.1. The Parties acknowledge and agree that the existence, terms and conditions of this Agreement, as well as all information, whether written or oral, relating to the business, operations, finances, technology, customers, suppliers or partners of either Party, the Target Company or Aavish that is disclosed by one Party to the other Party in connection with this Agreement (collectively, the "Confidential Information") shall be deemed strictly confidential and shall be treated as a trade secret. 11.2. Each Party agrees to maintain the confidentiality of the Confidential Information and not to disclose any Confidential Information to any third party, except: 11.2.1. to its directors, officers, employees, legal, tax, financial or other professional advisors who need to know such information for the purpose of implementing this Agreement, provided that such persons are bound by confidentiality obligations no less restrictive than those contained herein; 11.2.2. as required by applicable law, regulation, court order, or the rules of any stock exchange on which the securities of a Party or its affiliate are listed, provided that the disclosing Party shall, to the extent legally permissible, provide prior written notice of such required disclosure to the other Party and shall use commercially reasonable efforts to limit such disclosure to the minimum extent required; or 11.2.3. with the prior written consent of the other Party. 11.3. The obligations of confidentiality under this Article 11 shall survive the expiration or termination of this Agreement for a period of 5 (five) years.

Page 7 of 10 12. WAIVERS No failure or delay by either Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law. 13. SEVERABILITY If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law or regulation: 13.1. such provision shall be fully severable; 13.2. this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; 13.3. the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and 13.4. in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible. 14. ENTIRE AGREEMENT This Agreement, including all Schedules hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between the Parties relating to the subject matter hereof. There are no warranties, representations, covenants or agreements between the Parties in connection with the subject matter hereof except as specifically set forth or referred to in this Agreement. 15. FURTHER ASSURANCES Each Party shall, at the reasonable request of the other Party, execute and deliver such additional documents and instruments, and perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated hereby. 16. COUNTERPARTS This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by the Parties by exchange of signed PDF copies transmitted by email, which shall have the same legal effect as original signatures. 17. HEADINGS The headings used herein are inserted for convenience of reference only and shall not constitute a part hereof or affect in any way the meaning or interpretation of the provisions herein. 18. LANGUAGE This Agreement is made in the English language, which shall be the official language in any interpretation of, or dispute regarding, this Agreement. 19. THIRD PARTY RIGHTS

Page 8 of 10 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, provided that this shall not affect any right or remedy of a third party which exists or is available apart from that Act. 20. FORCE MAJEURE Neither Party shall be liable for any failure or delay in performing its obligations under this Agreement if such failure or delay is due to causes beyond its reasonable control, including but not limited to acts of God, war, terrorism, riots, civil unrest, fire, explosion, flood, epidemic, national emergency, strikes or labor disputes, or restraints or delays affecting carriers or inability or delay in obtaining supplies of adequate or suitable materials (a "Force Majeure Event"). The Party affected by a Force Majeure Event shall promptly notify the other Party in writing of the occurrence of such event and the estimated extent and duration of such inability to perform its obligations. In the event that a Force Majeure Event continues for a period of more than 90 (ninety) consecutive days, either Party shall have the right to terminate this Agreement upon written notice to the other Party. IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date first written above. SIGNED for and on behalf of PALLADIUM HOLDINGS LTD. _______________________ Name: Pirhiya N. Heiman Title: Director SIGNED for and on behalf of SADOT LLC. _________________________ Name: Benjamin Gorgy Petel Title: Managing Member Representative

Page 9 of 10 SCHEDULE I REPLACEMENT OF PURCHASE PRICE AND PURCHASE CONDITIONS A. REPLACEMENT PURCHASE PRICE The Parties agree that Sadot shall transfer an amount of USD 13,412,850.00 (Thirteen Million Four Hundred Twelve Thousand Eight Hundred and Fifty United States Dollar) (the "Replacement Purchase Price") to Palladium as consideration for the assignment of rights and the replacement of the purchase price for the Shares. The Replacement Purchase Price is inclusive of all taxes, fees, and charges arising from or in connection with the transfer of the Shares. B. CONDITIONS PRECEDENT The obligation of Sadot to pay the Replacement Purchase Price to Palladium shall be subject to the satisfaction or waiver by Sadot (in its sole discretion) of each of the following conditions precedent: 1. Palladium shall have delivered to Sadot a copy of the Palladium Designee Agreement, certified by a director of Palladium as being a true, complete and correct copy; 2. Palladium shall have delivered to Sadot all documentation evidencing the transfer of the Right to Transfer from Aavish to Palladium; 3. Palladium shall have delivered to Sadot a written confirmation from Aavish acknowledging and consenting to the transfer of the Right to Transfer from Palladium to Sadot; 4. Palladium shall have delivered to Sadot a certified copy of the CSPA; 5. Palladium shall have delivered to Sadot a written confirmation from Bomas acknowledging and consenting to the designation of Sadot as the purchaser of the Shares under the CSPA; 6. Palladium shall have delivered to Sadot copies of all corporate authorizations necessary for Palladium to execute and perform this Agreement; 7. All representation and warranties of Palladium contained in this Agreement shall be true and correct in all material respects as of the date of payment of the Replacement Purchase Price; and 8. No material adverse change shall have occurred in respect of the Target Company, its business, assets, financial condition, operations or prospects. C. MECHANISM OF PAYMENT Subject to the satisfaction or waiver of the conditions precedent set forth in Section B above, the payment of the Replacement Purchase Price shall be made in the following tranches: 1. First Payment in the amount of USD 13,380,349.04 (Thirteen Million Three Hundred Eighty Thousand Three Hundred Fourteen United States Dollars) – shall be made within 5 (five) business days after the satisfaction or waiver of all conditions precedent set forth in Section B; and 2. Final Payment in the amount of USD 32,500.96 (Thirty Two Thousand Five Hundred United States Dollars cents ninety six) – shall be made within (2) two months after Sadot has been registered as the legal and beneficial owner of the Shares in the Target Company's share register and with all relevant governmental and regulatory authorities in Indonesia. This payment can be made either in cash by bank transfer or in any other form to be agreed. D. DETAILS OF BANK ACCOUNT

Page 10 of 10 Any payment from Sadot to Palladium, particularly in regard to the Replacement Purchase Price, shall only be made to the following bank account: BANK: Mizrahi Tefahot Bank Ltd 7, Jabotinsky St, Ramat Gan Registered Name: PALDIUM HOLDINGS LTD Account Number: IL050204030000000160477 SWIFT CODE: MIZBILITXXX Palladium hereby confirms that the above bank account is owned and controlled by Palladium, and that any payment made to such account shall constitute a valid discharge of Sadot's payment obligations under this Agreement. E. OTHERS 1. Palladium shall be solely responsible for all taxes, fees, charges, costs and expenses arising from or in connection with the receipt of the Replacement Purchase Price. 2. In the event that any of the conditions precedent set forth in Section B above are not satisfied or waived by Sadot within 90 (ninety) days from the Effective Date, Sadot shall have the right, but not the obligation, to terminate this Agreement by written notice to Palladium, whereupon this Agreement shall terminate and neither Party shall have any claim against the other under this Agreement, save for any claim arising from any antecedent breach of this Agreement. 3. Notwithstanding anything to the contrary contained herein, if Sadot has paid any portion of the Replacement Purchase Price to Palladium and subsequently Sadot is unable to be registered as the legal and beneficial owner of the Shares in the Target Company's share register and with all relevant governmental and regulatory authorities in Indonesia for any reason not attributable to Sadot, Palladium shall, within 5 (five) business days after Sadot's written demand, refund to Sadot all amounts of the Replacement Purchase Price paid by Sadot to Palladium, together with interest thereon at the rate of 5% per annum from the date of payment until the date of refund.